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                                                                   EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-3, as amended, of our report dated March 2, 2000 relating to the consolidated financial statements and financial statement schedule, which appears in Wind River Systems, Inc.'s Annual Report on Form 10-K, as amended, for the year ended January 31, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.




/s/ PricewaterhouseCoopers LLP

July 25, 2000